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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 24, 2001

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: (952) 853-8100

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  c.  Exhibits

    99.1  Ceridian Corporation News Release dated January 24, 2001.

Item 9.  Regulation FD Disclosure.

    On January 24, 2001, we issued a press release reporting our fourth quarter and full year 2000 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ GARY M. NELSON Gary M. Nelson Vice President, General Counsel and Secretary

Dated: January 24, 2001

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Ceridian Corporation News Release dated January 24, 2001.	Filed electronically

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS